Accrued Expenses and Other Liabilities - Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Accrued Expenses and Other Liabilities
Accrued payroll and related	$ 2,790	$ 972	$ 809
Accrued bonus and commission	1,284	1,832	1,344
Accrued cost of revenue	7,527	6,496	2,736
Sales and other taxes payable	23,346	17,634	10,312
Accrued other expense	7,193	5,064	2,597
Total accrued expenses and other current liabilities	$ 42,140	$ 31,998	$ 17,798